Exhibit 10.18

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (“Agreement”) is entered into as of March 19, 2020, by and among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”), (b) SVB as a lender, (c) WESTRIVER INNOVATION LENDING FUND VIII, L.P., a Delaware limited partnership (“WestRiver”), as a lender (SVB and WestRiver and each of the other “Lenders” from time to time a party hereto are referred to herein collectively as the “Lenders” and each individually as a “Lender”), and (d) PHASEBIO PHARMACEUTICALS, INC., a Delaware corporation (“Grantor”).

RECITALS

A.    Lenders have agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and among Lenders and Grantor dated as of March 25, 2019 (as the same may be amended, modified or supplemented from time to time, including, without limitation, by that certain Consent to Loan and Security Agreement dated as of April 10, 2019, and that certain First Amendment to Loan and Security Agreement dated as of the same date hereof, collectively, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Lenders are willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Agent, for the ratable benefit of Lenders, a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor under the Loan Agreement.

B.    Pursuant to the terms of the Loan Agreement, Grantor has granted to Agent, for the benefit of the Lenders, a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

1.Grant of Security Interest. To secure its obligations under the Loan Agreement, Grantor grants and pledges to Agent, for the ratable benefit of Lenders, a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

(a)    Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

(b)    Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c)    Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

(d)    All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(e)    Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(f)    All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

(g)    Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h)    All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i)    All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j)    All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

2.Recordation. Grantor authorizes the Commissioner for Patents, the Commissioner for Trademarks and the Register of Copyrights and any other government officials to record and register this Agreement upon request by Agent.

3.Authorization. Grantor hereby authorizes Agent, on behalf of the Lenders, to (a) modify this Agreement unilaterally by amending the exhibits to this Agreement to include any Intellectual Property Collateral which Grantor obtains subsequent to the date of this Agreement, and (b) file a duplicate original of this Agreement containing amended exhibits reflecting such new Intellectual Property Collateral.

4.Loan Documents. This Agreement has been entered into pursuant to and in conjunction with the Loan Agreement, which is hereby incorporated by reference. The provisions of the Loan Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of Agent, on behalf of the Lenders, with respect to the Intellectual Property Collateral are as provided by the Loan Agreement and related documents, and nothing in this Agreement shall be deemed to limit such rights and remedies.

5.Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement.

6.Successors and Assigns. This Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

7.Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of California, without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction).

[Balance of Page Intentionally Left Blank]

288554120.3
354271-000840

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:
Address:	PHASEBIO PHARMACEUTICALS, INC.

1 Great Valley Parkway, Suite 30	By: /s/ Jonathan Mow
Malvern, PA 19355	Name: Jonathan Mow
Attn: CEO	Title: Chief Executive Officer

[Signature Page to Intellectual Property Security Agreement]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

AGENT:
Address:	SILICON VALLEY BANK

3475 Piedmont Road, Suite 560	By: /s/ Thomas F. Gordon
Atlanta, GA 30305	Name: Thomas F. Gordon
Attn: Myron Jensen	Title: Managing Director

LENDER:
Address:	SILICON VALLEY BANK

3475 Piedmont Road, Suite 560	By: /s/ Thomas F. Gordon
Atlanta, GA 30305	Name: Thomas F. Gordon
Attn: Myron Jensen	Title: Managing Director

[Signature Page to Intellectual Property Security Agreement]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

LENDER:
Address:	WESTRIVER INNOVATION LENDING FUND VIII, L.P.

c/o WestRiver Management, LLC	By: /s/ Trent Dawson
920 5th Avenue, Floor 34, Suite 3450	Name: Trent Dawson
Seattle, WA 98104	Title: Chief Financial Officer
Attn: Doug Hollenbeck or Harper Ellison

[Signature Page to Intellectual Property Security Agreement]

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date
None

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date
[***]	[***]	[***]

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date
PHASEBIO	88107576	9/6/2018

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date
None